KONA GRILL®

kitchen • sushi • cocktails

ICR CONFERENCE
INVESTOR PRESENTATION
JANUARY 2017




KONA GRILL
KONA GRILL



IMPORTANT CAUTIONS REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements. These statements relate to future events or expectations regarding our future financial performance. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. The following factors, among others, could cause our actual results and performance to differ materially from the results and performance projected in, or implied by, the forward-looking statements: the adverse impact if restaurant sales decrease; a decline in visitors to activity centers surrounding our restaurants; the effect of growth on our infrastructure, resources, and existing restaurants; our ability to expand our operations in both new and existing U.S. markets, and to support international franchise operations; the impact of supply shortages and food costs in general; our ability to protect trademarks and other proprietary information; the impact of litigation; our ability to raise capital; negative publicity surrounding our restaurants or the consumption of our food products in general; the impact of federal, state, or local government regulations; labor shortages or increases in labor costs; economic and political conditions generally; and the effect of competition in the restaurant industry.

We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in, or implied by, these forward-looking statements, even if new information becomes available in the future.

KONA GRILL
kitchen • sushi • cocktails

WHO WE ARE…

- Emerging upscale casual growth concept
  - Contemporary American favorites, award-winning sushi, and specialty cocktails
  - Moderately priced **$26 avg. check** with **$4.5M avg. unit volumes and $625 sales per square foot**
- 45 locations across 23 states and Puerto Rico
  - Industry-leading unit economics
  - National portability and flexible real estate model
- Superior financial results
  - 6 consecutive years of positive SSS
  - Solid SSS momentum – growth in 24 of last 26 quarters
  - Top quartile restaurant operating margins
- Positioned for stronger 2017 and future
  - Fewer openings and upsized credit facility = greater flexibility
  - Operational focus to ramp four-wall margins
  - Significant sales and EBITDA growth



KONA GRILL



KONA GRILL
kitchen • sushi • cocktails

WHAT SETS US APART?

Distinctive Atmosphere

- Main dining area, full-service bar, indoor/outdoor patio and sushi bar provide a choice of atmospheres and a variety of environments



Bar 30%
American Grill 46%
Sushi 24%

Diverse Menu Mix

- Broad menu offering appeals to a wide range of tastes, preferences and price points



Beer 8%
Sushi 24%
Wine 9%
Liquor 13%
Desserts 3%
Entrees 12%
Appetizers 9%
Flatbreads, Pasta, & Sandwiches: 14%
Soups & Salads 8%

- 30% Alcohol mix has remained consistent since inception
- 90%+ of receipts contain food items

KONA GRILL
kitchen • sushi • cocktails

WHAT SETS US APART? (CONTINUED)

Success Across Multiple Day-Parts

- Multitude of dining and social experiences for our guests leads to successful execution across 4 day-parts



Lunch
25%
Late Night
12%
Happy Hour
12%
Dinner
51%

Lunch: Open – 3PM
Happy Hour: 3PM – 5PM
Dinner: 5PM – 9PM
Late Night: 9PM – Close



Arlington, VA



Arlington, VA

KONA GRILL
kitchen • sushi • cocktails

SOPHISTICATED UPSCALE CASUAL DINING EXPERIENCE

- Scratch kitchen delivers exceptional flavors
- 40+ signature sauces & dressings
- Awarded ***"Best Sushi"*** in multiple markets
- Voted "***Best Happy Hour"*** in several cities
- Multiple menu choices for health-conscious guests
- Exhibition-style kitchen & sushi bar
- Indoor/outdoor design drives energy









FRESH FOOD MADE FROM SCRATCH

- Our **sophisticated and diverse menu** boasts a wide array of options for guests
  - Freshly prepared, critically acclaimed sushi
  - Innovative contemporary American favorites
  - Comprehensive selection of specialty cocktails
- Offers a great value proposition with a $26 average check

Award-Winning Sushi
24% of Sales

Salmon and Tuna Naruto Roll



Bama Roll



Picasso Roll



Contemporary American
46% of Sales

Macadamia Nut Chicken



Kona Chopped Salad



Avocado Egg Roll



Bar
30% of Sales

Raspberry Crush



Sake Sangria



London Mule



KONA GRILL
kitchen • sushi • cocktails

UPSCALE EXPERIENCE AT POLISHED CASUAL CHECK

- Average check without alcohol compares favorably to competition
- Strong bar revenue drives high margin business



$13.37
$11.90
$13.75
$11.83
$14.00
$11.20
$14.50
$11.46
$14.52
$12.53
$16.31
$14.52
$20.80
$18.10
$21.80
$17.88
$25.00
$19.50
$25.42
$22.12
$26.00
$18.20
$26.17
$20.41
$31.50
$19.69
$45.00
$33.39
$49.12
$32.91
Ruby Tuesday
Applebee's
Kona Grill
Average ticket excluding alcohol
Average ticket including alcohol

Source: SEC filings, investor presentations, analyst research

KONA GRILL
kitchen • sushi • cocktails

LOYAL CUSTOMER BASE

Multiple Dayparts and Dining Choices Drives Frequency

- **Frequency driven by multiple dining areas**
  - Sushi bar
  - Dining room
  - Indoor bar
  - Lounge
  - Outdoor patio

- **Usage opportunities**
  - Everyday dining
  - Business meetings
  - Special occasions
  - Large parties
  - Happy hour with co-workers
  - Family dining
    - Kid's menu with create your own bento box



San Antonio, TX



Cincinnati, OH

KONA GRILL
kitchen • sushi • cocktails

FOCUSED MARKETING

Electronic Media
- Social marketing (Yelp, Instagram, Facebook, Twitter)
- SEO/SEM
- Loyalty club emails

Loyalty Club
KONAVORE™
- 285,000+ members
- Drive traffic by keeping Kona top of mind

Local Market Engagement
- Food drops
- Direct marketing
- Charity sponsorship
- Concierge program

Promoting Our Brand

KONA GRILL
kitchen • sushi • cocktails

NATIONAL FOOTPRINT WITH SIGNIFICANT ROOM TO GROW



Comp base restaurants
Non Comp base restaurants
Executed lease for 2017-2018 opening

Alabama
Huntsville

Arizona
Scottsdale
Chandler
Gilbert
City North
Scottsdale Quarter

California
Irvine
El Segundo

Colorado
Denver

Connecticut
Stamford

Florida
Tampa
Sarasota
Miami
Winter Park
Sunrise

Georgia
Alpharetta

Hawaii
Honolulu

Idaho
Boise

Illinois
Lincolnshire
Oakbrook

Indiana
Carmel

Louisiana
Baton Rouge

Maryland
Baltimore

Minnesota
Eden Prairie
Minnetonka

Michigan
Troy

Missouri
Kansas City

Nebraska
Omaha

Nevada
Las Vegas
Las Vegas Strip

New Jersey
Woodbridge

Ohio
Columbus
Cincinnati

Puerto Rico
San Juan

Tennessee
Nashville

Virginia
Arlington
Richmond
Fairfax

Texas
Dallas
Ft Worth
Plano
San Antonio
San Antonio #2
Houston
Woodlands
Friendswood
Austin
El Paso

KONA GRILL
kitchen • sushi • cocktails

SIGNIFICANT GROWTH OPPORTUNITY

Substantial Runway vs. Leading Polished Casual Incumbents


Current Domestic Units
Meaningful White Space Opportunity for Additional Kona Grill Restaurants
23
41
43
45
66
112
116
187
208
210
215
GRILLE
J. ALEXANDER'S
KONA GRILL
Yard House
JOE'S CRAB SHACK
BRAVO BRIO
BJ's
The Cheesecake Factory
BONEFISH GRILL
P.F. CHANG'S

Source: SEC filings, investor presentations, analyst research

COMPELLING UNIT LEVEL ECONOMICS

Quality site selection & effective execution can lead to superior returns…

($ in thousands)	**Comparable Units[1]**
Restaurant sales	$4,500
Net cash investment[2]	$2,600
Restaurant cash flow % margin	18% - 19%
Sales to Cash Investment Ratio	**1.7x**
Cash Return on Cash Investment	**31% - 33%**

1) Figures reflect averages for the 26 restaurants in the comparable base as of 12/31/15.
2) Net of landlord tenant improvement allowance & excluding pre-opening expenses.

FLEXIBLE REAL ESTATE OPTIONS

- **Real Estate Type:**

Real Estate Type	Current Units
Lifestyle/entertainment centers	17
Upscale retail center/shopping malls	16
Mixed use commercial/retail centers	9
Freestanding	3

- Significant commercial, residential and daytime population
- Rigorous ROI review – target > 30%
- Prototype: ~ 7,000 sq. ft. and 290 seats



KONA GRILL
Las Vegas, NV



KONA GRILL
San Antonio, TX

FLEXIBLE REAL ESTATE OPTIONS
LIFESTYLE CENTER: ALPHARETTA, GA


Alpharetta, GA


Alpharetta, GA


KONA GRILL
Alpharetta, GA

- **$600 million mixed use development with 570,000 sq. ft. of shopping/dining and 750,000 sq. ft. of Class A office space**
- **Strong retail co-tenants (Whole Foods, Arhaus, Crate & Barrel, Regal Cinemas)**
- **Attractive, affluent demographics – 63% HH's within 7-mile radius have income greater than $75,000/yr.**


KONA GRILL
kitchen · sushi · cocktails
Alpharetta, GA

FLEXIBLE REAL ESTATE OPTIONS OUTDOOR CENTER: IRVINE SPECTRUM


Irvine, CA


Irvine, CA



- Leading retail center with 15 million annual visitors, half the visits include dining
- 500,000 average daily traffic
- 11,000 homes and 14,000 apartments planned within 3-mile radius
- Household income 2.1x the national avg.


EXIT
Irvine, CA

FLEXIBLE REAL ESTATE OPTIONS
FREESTANDING: PLANO, TX







- Headquarters for several Fortune 1000 companies and more than 10,000 businesses
- 9th largest city in Texas, 4th largest in DFW metroplex
- Restaurant visible from Dallas North Tollway (120,000 vehicles per day)
- Highly educated, young and diverse demographics



NEW DESIGN PANORAMIC TOUR MINNETONKA – EXTERIOR VIEW


KONA GRILL

NEW DESIGN PANORAMIC TOUR FRIENDSWOOD – ENTRANCE


Friendswood, TX

NEW DESIGN PANORAMIC TOUR
LAS VEGAS – ROOFTOP BAR


Las Vegas, NV

NEW DESIGN PANORAMIC TOUR HONOLULU – OUTDOOR PATIO



NEW DESIGN PANORAMIC TOUR
FRANKLIN - DINING ROOM



NEW DESIGN PANORAMIC TOUR
ARLINGTON - PRIVATE DINING ROOM



KONA GRILL
kitchen • sushi • cocktails

NEW DESIGN PANORAMIC TOUR
DENVER – SUSHI BAR


Denver, CO

INTERNATIONAL FRANCHISING INITIATIVE

- **Growth initiative a result of:**
  - Opportunity to leverage a proven and portable Kona Grill brand
  - Opportunity to put minimal capital at risk relative to U.S unit development in pursuit of high margin royalty revenues
- **Hired VP of International Development with over 20 years experience**
  - Grew Chuck E. Cheese international franchise unit count from 0 to 36 in three years
  - From 1997 to 2009 helped drive international growth of TGI Friday's
- **Executed development agreements for Mexico and United Arab Emirates**
  - 6 restaurants to be opened over a 7 year period (Mexico City and Monterrey)
  - 6 restaurants to be opened over a 7 year period (Dubai, Abu Dhabi, Ras Al Khaimah)
- **Negotiations ongoing for additional franchise partners**
- **First restaurant expected to be opened during 1H 2017**
- **Expect franchise initiative to generate positive P&L contributions in 2017 and beyond from infrastructure investment in 2015-2016**

KONA GRILL
kitchen • sushi • cocktails

2017 OPERATIONAL INITIATIVES

- **Hired advertising agency to broaden brand awareness**
  - Increase brand awareness at newly opened locations
  - Brand marketing to highlight key concept elements
    - Fresh fish flown in daily
    - Scratch kitchen
  - Increase digital advertising with ability to measure return on investment

- **Expand off-premise sales and third-party delivery programs**
  - Catering managers hired in several markets to increase outside sales
    - Opportunity to significantly grow off-premise sales
    - Sushi and kitchen menu are ideal for caterings, large parties
  - Partnering with Amazon Delivery, UberEats and Postmates for delivery
    - Opportunity to capture sales for today's busy consumer
    - Strong results to-date in certain markets

EXPERIENCED SENIOR LEADERSHIP TEAM

Name and Position	Biography
Berke Bakay President & Chief Executive Officer	▪ Largest shareholder (12% of company) ▪ President & CEO since 2012, Board member since 2009
Christi Hing Chief Financial Officer	▪ 11+ years with Kona ▪ 20+ years of finance and accounting experience
Marci Rude VP of Development	▪ 23+ years of commercial real estate experience ▪ 5+ years with Kona ▪ Instrumental in PF Chang's Bistro growth phase
Jenny Elkins VP of Operations	▪ 14+ years with Kona ▪ Previous roles include Senior Director of Training, District Manager and General Manager
Chris Moran VP of Food and Beverage	▪ 28+ years of industry experience; 5+ years with Kona ▪ Roles of increasing responsibilities, including Corporate Executive Chef - Redstone American Grill
Carlos de León VP of International Development	▪ 20+ years of international restaurant development ▪ Development of over 125 franchise locations in 50+ countries

KEY TAKEAWAYS

- Unique growth concept; **differentiated upscale casual**
  - 50%+ of sales from sushi and bar
  - Successful execution in 4 dayparts & 3 distinct businesses
- National portability, flexible real estate options, international opportunity
- Robust cash-on-cash returns
- Strong balance sheet with $60M credit facility and $25M accordion
- Significant insider ownership (24% Board ownership)
- Digesting recent unit growth and focusing on improving margins in 2017
- Expecting significant EBITDA growth and positive EPS in 2017

FINANCIAL OVERVIEW

RESTAURANT SALES

$ in millions



18.5% Growth
$96.0
$98.3
$119.1
$143.0
$169.5
2012
2013
2014
2015
2016 (1)

(1) 2016 represents preliminary unaudited restaurant sales per January 10, 2017 press release

SAME-STORE SALES VS. CASUAL DINING INDUSTRY

Historical outperformance reflects taking of market share



6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
2.5%
2.6%
3.5%
6.2%
3.2%
2.7%
3.1%
2.2%
1.0%
1.6%
3.2%
3.6%
2.5%
0.7%
-4.1%
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Est(2)
2013
2014
2015
2016
KONA GRILL kitchen • sushi • cocktails
Knapp-Track (1)

Source: Knapp-Track Info sourced from Equity Research, Nations Restaurant Association

(1) Knapp-Track reports same-store sales for the approximate 60 casual chains that participate in Malcom Knapp's study

(2) Q4 2016 *SSS* were negatively impacted by the following: (1) weak retail traffic, (2) early winter storms and freezing weather compared to lapping warmest December on record in 2015 (3) influx of new restaurant competition and (4) continued weakness in oil-impacted markets.

KONA GRILL
kitchen • sushi • cocktails

RESTAURANT OPERATING PROFIT MARGIN


17.8%
18.8%
18.9%
18.4%
19.0%
18.0%
18.0%
16.2%
Remodeled and 2 new units had ~50 bps impact
Denver landlord construction and 5 new units had ~100 bps impact
Denver/LV remodels and 7 new units had ~180 bps impact
2011
2012
2013
2014
2015

2015 RESTAURANT OPERATING PROFIT MARGIN VS. PEERS


19.8%
19.6%
18.0%
16.2%
Denver/LV remodels and 7 new units had ~180 bps impact
15.4%(1)
15.0%
13.9%
12.0%
BJ's
The Cheesecake Factory
KONA GRILL kitchen • sushi • cocktails
BONEFISH GRILL
BRAVO BRIO RESTAURANT GROUP
DEL FRISCO'S GRILLE
JOE'S CRAB SHACK

Note: Restaurant Operating Profit Margin is defined as Restaurant Sales less COGS, Labor, Operating Expenses and Occupancy and excludes Pre-Opening Expenses

(1) Includes 400 bps reduction for estimated marketing costs, and includes other Bloomin' Brand concepts

G&A EXPENSES AS % OF RESTAURANT SALES

Primary headcount in place; leverage expected in 2016 and future years


7.3%
8.0%
2 New Units Opened
9.0%
5 New Units Opened
8.8%
7 New Units Opened
8.0%
8 New Units Opened
2012
2013
2014 (1)
2015 (1)
2016E

(1) Includes additions to headcount to support growth initiatives

KONA GRILL
kitchen • sushi • cocktails

CAPITALIZATION

Select Balance Sheet Items

$Millions	December 31, 2015	September 30, 2016
Cash & cash equivalents	$9.1	$6.1
Long-term debt	$0.0	$25.0

- $60M credit facility and $25M accordion with interest rates at LIBOR + 1.75%-2.75%
- $10M share buyback completed in Q2 2016; additional $5M authorization in Q4

FOCUSED ON MARGIN IMPROVEMENT & PROFITABILITY

- We have **grown our premier polished casual concept** considerably over the past several years
  - 6 consecutive years of positive SSS: positive growth in 24 of last 26 quarters
  - Strong sales and EBITDA growth projected for 2016
  - 5 opened in 2014; 7 opened in 2015; 8 units opened in 2016
  - Top quartile momentum restaurant operating margins
- **Early-stage international franchise development**
- **Reducing development in 2017 to 3 units to optimize long-term goals**
  - Greater attention to margin expansion at non-comp restaurants
  - Expecting significant EBITDA growth and positive EPS in 2017
  - Completed $10M stock buyback in Q2 2016; additional $5M authorized

INVESTMENT HIGHLIGHTS


Substantial White Space for Domestic and International Growth
Distinctive Atmosphere and Diverse Menu Mix
Strong Unit Economics
Exceptional Food Quality with Innovative Menu Selections
Seasoned Restaurant OperationsTeam
Substantial EBITDA Growth Projected for 2017
KONA GRILL
kitchen • sushi • cocktails
Experienced Management Team with Significant Insider Ownership